UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2022

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6665 Millcreek Dr. Unit 1,
Mississauga ON Canada
L5N 5M4
(Address of principal executive offices)
+1 (905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 14 2022, MedAvail Holdings, Inc. (the “Company”), held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”), at which the Company’s stockholders approved an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to increase the number of authorized shares of the Company’s common stock, par value $0.001, from 100,000,000 shares to a new total of 300,000,000 shares. The Restated Certificate was previously approved by the Company’s board of directors, subject to stockholder approval, and became effective upon filing the Restated Certificate with the Secretary of State of the State of Delaware on June 15, 2022. The foregoing description of the Restated Certificate is not complete and is qualified in its entirety by reference to the Restated Certificate, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As set forth under Item 5.03 of this Current Report on Form 8-K, on June 14, 2022, the Company held its 2022 Annual Meeting. The Company’s stockholders voted on three proposals at the 2022 Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 19, 2022 (the “Record Date”). Present at the 2022 Annual Meeting in person or by proxy were holders of 63,274,541 shares of common stock, representing more than 89.7% of the voting power of the shares of common stock entitled to vote as of the Record Date, which constituted a quorum under the Company’s Bylaws. A summary of the final voting results is set forth below:

Proposal 1 – Election of Directors

The stockholders elected each of the two persons named below as directors to serve until the 2025 annual meeting of stockholders or until their successors are elected and qualified. Each person received approval by a majority of the voting power of the shares present in person or represented by proxy at the meeting, and the results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Paul Johnson	58,396,145	131,554	4,746,842
Gerald Gradwell	50,103,528	8,424,171	4,746,842

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of such vote were:

For	Against	Abstain
63,165,549	33,030	75,962

Proposal 3 – Approval of the Amended and Restated Certificate of Incorporation

The stockholders approved the Restated Certificate to increase the number of authorized shares of the Company’s common stock, par value $0.001, from 100,000,000 shares to a new total of 300,000,000 shares. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
61,272,736	1,784,312	217,493	4,746,842

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of MedAvail Holdings, Inc.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: June 16, 2022	By:	/s/ Ramona Seabaugh
Ramona Seabaugh
Chief Financial Officer